Exhibit 10.52

[GRAPHIC APPEARS HERE]

Telewest Communications Group Ltd	Telephone 020 7299 5000
160 Great Portland Street	Fax 020 7299 6000
London W1W 5QA	www.telewest.co.uk

Strictly Private & Confidential

Charles Burdick

Telewest Communications plc

160 Great Portland Street

London

W1W 5QA

18 February 2004

Dear Charles

I am writing to confirm the arrangements that have been agreed by the existing Board of Telewest Communications plc (Telewest) and Telewest Communications Group Limited (the Company) in connection with the termination of your employment with the Company, Telewest and the other Group Companies on the terms and conditions provided herein and your resignation as a director of Telewest and the other Group Companies.

1.	Your employment with the Company, Telewest and the other Group Companies and your appointment as a director of Telewest and all other Group Companies will end today (the Termination Date). You will be paid for any accrued but untaken holiday. Any outstanding expenses will be reimbursed in accordance with normal Company procedures. Going forward and up to the Stop Date as defined in clause 2(i) below, you agree to be available on reasonable notice to provide such assistance (without further compensation) to the Company or to Telewest as may be reasonably required.

2.	Subject to your agreement to the terms of this letter, and the Company’s receipt of a copy of this letter signed by you, the Company will:

(i)	pay an amount equal to your salary, Company pension contribution and car allowance in monthly instalments (less any deductions the Company is required by law to make) and maintain cover for you under the Company life and permanent health insurance schemes from now until the date (the Stop Date) which is the earlier of the date on which the financial restructuring of the Telewest group (the Financial Restructuring) is completed and 31 December 2004, when such payments and benefits will cease automatically;

(ii)	pay you the sum of £500,000 (less any deductions the Company is required by law to make) immediately following the Stop Date;

(iii)	procure that cover under the Company’s medical expenses insurance scheme will continue on the current basis until the date on which you secure alternative employment with an employer which provides medical insurance cover, or latest until 12 months following the Stop Date;

(iv)	subject to production of a valid invoice addressed to you but marked payable by the Company, pay within 14 days after receipt of the invoice by the Company up to a maximum of £1000 exclusive of VAT direct to your UK legal advisers towards the legal fees, (including disbursements) which you have incurred in connection with the termination of your employment; and

(v)	use its best endeavours to ensure that an appropriate directors and officers insurance policy is maintained for the benefit of directors and officers of the Company for the time being (and former directors and officers) on terms that are substantially similar (as far as reasonably practicable) to those in place at the date of execution of the Deed of Indemnity from Telewest Communications plc dated 17 July 2003.

3.	Your rights in relation to the options and shares you currently hold under the Long Term Incentive Plan, the Equity Participation Plan and the Restricted Share Scheme shall be determined in accordance with the rules of the relevant schemes/plans. It is confirmed that the termination of your employment will for the purposes of your awards under the Restricted Share Plan be dealt with in accordance with clause 5(b) of the rules of the Plan.

4.	It is our understanding that, without creating any legal obligation or undertaking, the Board of directors of Telewest Global will, following the effective date of the Financial Restructuring in its sole, exclusive and absolute discretion, consider awarding to you a bonus, if any, based upon your compliance with the terms of this letter, your performance in the fiscal 2003 year and all and any other factors the Board considers relevant.

5.	You accept the terms set out in this letter in full and final settlement of all claims that you have or may have against the Company or any other Group Company or any of its or their current or former officers, directors or employees, whether contractual (whether known or unknown, existing now or in the future), statutory or otherwise, arising out of or in connection with the termination of your employment and your directorship of any Group Company or your resignation therefrom (including but not limited to any claims you may have under the service agreement between you and the Company dated 7 August 1997 as amended (the Service Agreement) and under the letter to you from Fried, Frank, Harris, Shriver & Jacobson dated 25 November 2003). You also agree to waive irrevocably and release the Company and each other Group Company (and all of its or their current or former officers, directors shareholders or employees) from all other claims (whether contractual, (whether known or unknown) statutory or otherwise) that you have or may have arising out of or in connection with your employment or directorship. This waiver and release shall not apply to any claim relating to your pension rights that have accrued up to the Termination Date or for personal injury (but by countersigning this letter you confirm that you are not aware of any basis for any claim that you may have for personal injury against the Company or any other Group Company).

6.	You confirm:

(i)	that you have taken legal advice from a relevant independent adviser (as defined by Section 203 Employment Rights Act 1996) as to the terms of this letter and its effect on your ability to pursue your rights before an employment tribunal; and

(ii)	that you are aware of your rights under the Employment Rights Act 1996 and your claim for breach of contract; unfair dismissal or any claim for unlawful deductions from wages under the Employment Rights Act 1996.

7.	The conditions regulating compromise agreements under Section 203 of the Employment Rights Act 1996 have been satisfied and you and your independent legal adviser have signed the attached certificate confirming this.

8.	You will resign with immediate effect from your directorship of Telewest Communications plc and from all directorships and offices held with other Group Companies (and all related trusteeships) by delivering letters of resignation in the terms of the attached Schedule A addressed to the directors of each company listed in Schedule B. You agree that if there are any further directorships or offices which are not listed in Schedule B, you will at the request of the Company or Telewest resign with immediate effect from such directorships or offices.

9.	The Company confirms that the indemnity which was given to the directors on 17 July 2003 shall remain in full force and effect notwithstanding the termination of your employment and the resignation of your directorships.

10.	You will continue to comply with the provisions of clause 13 of the Service Agreement relating to confidential information.

11.	You agree and acknowledge that the post termination restrictive covenants set out in clause 15 of the Service Agreement shall be amended as follows:

(i)	The preamble to clause 15.2 of the Service Agreement shall be deleted and shall be replaced with the following:

“The Executive covenants with the Company (for itself and as trustee for each other Group Company) that the Executive shall not without the prior written consent of the Company whether directly or indirectly, on his own behalf or in conjunction with any other person, firm, company or other entity for a period of twelve months immediately following termination of the Executive’s employment”

(ii)	Clause 15.2(a) of the Service Agreement shall be deleted and shall be replaced with the following:

“become employed or engaged by any of BT, BskyB or NTL in any executive or consultancy capacity or role.”

(iii)	The words “during the course of his employment” in clauses 15.2(b) (c) and (d) shall be deleted and shall be replaced with the words “in the twelve months immediately prior to the termination of his employment”.

(iv)	The wording at the end of clause 15.2 of the Service Agreement shall be deleted.

The Company shall pay you as consideration for you agreeing to the amendments set out above the sum of £1,000 (less any deductions the Company is required by law to make).

12.	You will return to the Company no later than Friday 20 February 2004 all papers, documents and information in any form (including copies and whether written or on tape, disc or cassette or electronic format), and any other property provided to you by the Company or any other Group Company, whether or not owned by a Group Company, which is currently in your possession, custody or power. If any property belonging to any Group Company subsequently comes into your possession, custody or power you agree to return it to the Company immediately. You further undertake that you have not taken unauthorised copies of any papers or documents or information in any form.

13.	You agree to assist in the conduct of any contentious matter in which the Company is or becomes involved, including co-operating in preparing witness statements and attending any relevant hearing to give evidence. All reasonable costs and expenses incurred by you in connection with the provision of such assistance will be borne by the Company.

14.	Except as required by law or by the rules of any regulatory authority to which the Company is subject or to enforce the terms of this letter, neither you nor the Company will:

(i)	disclose the existence or terms of this letter to anyone (other than to professional advisers, the Inland Revenue or any other competent authority); or

(ii)	disclose any of the facts or matters giving rise to the termination of your employment save where a disclosure is made pursuant to the terms of the Public Interest Disclosure Act 1998 as inserted into the Employment Rights Act 1996, save where you are required to discuss the termination of your employment with a prospective employer.

15.	Save when obliged to do so for any legal purpose or to comply with any regulatory requirement, it is agreed that you will not make any derogatory or disparaging comments about the Company or any Group Company, its or their officers, shareholders or employees. The Company shall not and shall use reasonable endeavours to ensure that no Group Companies and its or their officers, shareholders or employees shall make any such comments about you. Save as required by law or any regulatory authority, it is agreed that the only public statement or announcement that will be made by either party concerning the termination of your employment or your resignation from office shall be in the form attached at Schedule C.

16.	Except insofar as a deduction in respect of the same is made by the Company, you accept that you will be responsible for the payment of any income tax (including, without limitation, any interest, penalties or fines in connection therewith) imposed by any competent taxation authority by reason of your receipt of or entitlement to the payments referred to in this letter and you agree to indemnify the Company and any Group Company on a continuing basis against any income tax (including interest, penalties or fines) imposed by any competent taxation authority by reason of your receipt of or entitlement to any such payments.

17.	This agreement supersedes all other agreements, both oral and in writing, between the Company any Group Company and you (other than those referred to herein).

18.	If any part of this agreement is found to be void, the parties agree that such part or parts should be deleted as necessary to make the agreement valid and effective.

19.	Notwithstanding the Contracts (Rights of Third Parties) Act 1999 this Agreement may be varied by written agreement between you and the Company.

20.	In this letter Group Company shall mean any of (i) the Company (ii) any holding company of the Company from time to time and (iii) any subsidiary of the Company or of any such holding company from time to time. Holding company and subsidiary shall have the meanings ascribed to them by Section 736 of the Companies Act 1985, as amended.

Would you please sign, date and return to me the attached copy of this letter (together with the certificate, which forms part of this letter) to signify your agreement to its terms.

Yours sincerely

SESC

For and on behalf of Telewest Communications Group Limited

[on duplicate]

I have read, understood and agree to the terms set out in this letter.

[GRAPHIC APPEARS HERE]	18.02.04
Charles Burdick	Date

LEGAL ADVISER’S CERTIFICATE

I, Yvonne Gallagher hereby certify to the Company that:

(a)	I am a relevant independent adviser (as defined by Section 203 of the Employment Rights Act 1996);

(b)	I have given independent legal advice to Charles Burdick as to the terms of this letter and its effect on his ability to pursue his rights before an employment tribunal;

(c)	at all times when such independent legal advice was given, either I or Lawrence Graham, the firm employing me/in which I am a partner had in force a policy of insurance covering the risk of a claim by Charles Burdick in respect of loss arising in consequence of the advice.

Date:
Yvonne Gallagher

I confirm that I have taken advice as set out above, and that the conditions regulating compromise agreements under Section 203 of the Employment Rights Act 1996 have been satisfied.

[GRAPHIC APPEARS HERE]	Date: 18.02.04
Charles Burdick

Schedule A

resignation as a director

18 February 2004

The Directors of Telewest Communications plc

160 Great Portland Street

London

W1W 5QA

Gentlemen

I hereby resign as a Director of Telewest Communications plc (the Company) with immediate effect.

Yours sincerely

[GRAPHIC APPEARS HERE]

Charles Burdick

Schedule B

Current Directorships

Company Name And Registration Number	Country of Inc. / Title	Appointed	Ceased
Barnsley Cable Communications Limited Registration No. [2466594]	England / Director	03-Sep-1998

Birmingham Cable Corporation Limited Registration No. [2170379]	England / Director	21-May-1997

Birmingham Cable Finance Limited Registration No. [60972]	Jersey / Director	16-Feb-1999

Birmingham Cable Limited Registration No. [2244565]	England / Director	16-Feb-1999

Bradford Cable Communications Limited Registration No. [2664803]	England / Director	03-Sep-1998

Bravo TV Limited Registration No. [2342064]	England / Director	14-Jul-2000

Cable Camden Limited Registration No. [1795642]	England / Director	31-Jan-2000

Cable Enfield Limited Registration No. [2466511]	England / Director	31-Jan-2000

Cable Finance Limited Registration No. [FC18511]	Jersey / Director	09-Sep-1998

Cable Hackney & Islington Limited Registration No. [1795641]	England / Director	31-Jan-2000

Cable Haringey Limited Registration No. [1808589]	England / Director	31-Jan-2000

Cable London Limited Registration No. [1794264]	England / Director	12-May-1997

Central Cable Holdings Limited Registration No. [3008567]	England / Director	16-Feb-1999

Central Cable Limited Registration No. [3008681]	England / Director	16-Feb-1999

Chariot Collection Services Limited Registration No. [3155349]	England / Director	03-Sep-1998

Continental Shelf 16 Limited Registration No. [3005499]	England / Director	14-Jul-2000

Doncaster Cable Communications Limited Registration No. [2407940]	England / Director	03-Sep-1998

Ed Stone Limited Registration No. [4170969]	England / Director	08-Jun-2001

EMS Investments Limited Registration No. [3373057]	England / Director	01-Nov-2000

Eurobell (Holdings) Limited Registration No. [2904215]	England / Director	01-Nov-2000

Eurobell (IDA) Ltd Registration No. [3373001]	England / Director	01-Nov-2000

Eurobell (No 2) Limited Registration No. [3405634]	England / Director	01-Nov-2000

Eurobell (No 3) Limited Registration No. [3006948]	England / Director	01-Nov-2000

Eurobell (No 4) Limited Registration No. [2983110]	England	01-Nov-2000

Eurobell (South West) Limited Registration No. [1796131]	England / Director	01-Nov-2000

Eurobell (Sussex) Limited Registration No. [2272340]	England / Director	01-Nov-2000

Eurobell (West Kent) Limited Registration No. [2886001]	England / Director	01-Nov-2000

Eurobell CPE Limited Registration No. [2742145]	England / Director	01-Nov-2000

Eurobell Internet Services Limited Registration No. [3172207]	England / Director	01-Nov-2000

Eurobell Limited Registration No. [2983427]	England / Director	01-Nov-2000

European Business Network Limited Registration No. [2146363]	England / Director	03-Sep-1998

Filegale Limited Registration No. [2804553]	England	03-Sep-1998

Fleximedia Limited Registration No. [2654520]	England / Director	14-Jul-2000

Flextech (1992) Limited Registration No. [1190025]	England / Director	14-Jul-2000

Flextech (Kindernet Investment) Limited Registration No. [1260228]	England / Director	14-Jul-2000

Flextech (Travel Channel) Limited Registration No. [3427763]	England / Director	14-Jul-2000

Flextech Broadband Holdings Limited Registration No. [4197227]	England / Director	03-Jul-2003

Flextech Broadband Limited Registration No. [4125315]	England / Director	23-Jan-2001

Flextech Broadcasting Limited Registration No. [4125325]	England / Director	23-Jan-2001

Flextech Business News Limited Registration No. [2954531]	England / Director	14-Jul-2000

Flextech Childrens Channel Limited Registration No. [2678881]	England / Director	14-Jul-2000

Flextech Communications Limited Registration No. [2588902]	England / Director	14-Jul-2000

Flextech Digital Broadcasting Limited Registration No. [3298737]	England / Director	14-Jul-2000

Flextech Distribution Limited Registration No. [2678883]	England / Director	14-Jul-2000

Flextech Family Channel Limited Registration No. [2856303]	England / Director	14-Jul-2000

Flextech Interactive Limited Registration No. [3184754]	England / Director	14-Jul-2000

Flextech Investments (Jersey) Limited Registration No. [66951]	Jersey	08-Oct-2002

Flextech IVS Limited Registration No. [2678882]	England / Director	14-Jul-2000

Flextech Limited Registration No. [2688411]	England	14-Jul-2000

Flextech Media Holdings Limited Registration No. [2678886]	England / Director	14-Jul-2000

Flextech Music Publishing Limited Registration No. [3673917]	England / Director	14-Jul-2000

Flextech Rights Limited Registration No. [2981104]	England / Director	14-Jul-2000

Flextech Television Limited Registration No. [2294553]	England / Director	14-Jul-2000

Flextech Video Games Limited Registration No. [2670821]	England / Director	14-Jul-2000

Flextech-Flexinvest Limited Registration No. [1192945]	England / Director	14-Jul-2000

General Cable Group Limited Registration No. [2872852]	England / Director	03-Sep-1998

General Cable Holdings Limited Registration No. [2798236]	England / Director	03-Sep-1998

General Cable Investments Limited Registration No. [2885920]	England / Director	03-Sep-1998

General Cable Limited Registration No. [2369824]	England / Director	03-Sep-1998

General Cable Programming Limited Registration No. [2906200]	England / Director	03-Sep-1998

Halifax Cable Communications Limited Registration No. [2459173]	England / Director	18-Aug-2000

Imminus (Ireland) Limited Registration No. [267096]	Republic of Ireland / Director	03-Sep-1998

Imminus Limited Registration No. [1785381]	England / Director	03-Sep-1998

Lewis Reed Debt Recovery Limited Registration No. [3008683]	England / Director	16-Feb-1999

Maidstone Broadcasting Registration No. [2721189]	England / Director	14-Jul-2000

MatchCo Directors Limited Registration No. [3840851]	England / Director	09-Mar-2001

MatchCo Secretaries Limited Registration No. [4038220]	England / Director	09-Nov-2000

Mayfair Way Management Limited Registration No. [2681702]	England / Director	03-Sep-1998

Middlesex Cable Limited Registration No. [2460325]	England / Director	03-Sep-1998

Minotaur International Limited Registration No. [3059563]	England / Director	14-Jul-2000

Network Gaming Consulting Limited Registration No. [4095823]	England / Director	19-Oct-2000

Northern Credit Limited Registration No. [2743896]	England / Director	03-Sep-1998

Rotherham Cable Communications Limited Registration No. [2455726]	England / Director	03-Sep-1998

Screenshop Limited Registration No. [3529106]	England / Director	14-Jul-2000

Sheffield Cable Communications Limited Registration No. [2465953]	England / Director	03-Sep-1998

Sit-Up Limited Registration No. [3877786]	England	09-Mar-2001

Starstream Limited Registration No. [1733724]	England / Director	14-Jul-2000

Supporthaven Public Limited Company Registration No. [2792466]	England / Director	14-Jul-2000

Telewest Finance (Jersey) Limited Registration No. [77278]	Jersey / Director	16-May-2000

Telewest Finance Corporation Registration No. [77119.0022]	United States of America / Director	02-Mar-2001

Telewest Limited Registration No. [3291383]	England / Director	03-Sep-1998

Telewest UK Limited Registration No. [4925679]	England / Director	08-Oct-2003

Telewest Workwise Limited Registration No. [4055744]	England	13-Sep-2000

Telso Communications Limited Registration No. [2067186]	England / Director	14-Jul-2000

The Cable Corporation Equipment Limited Registration No. [2116958]	England / Director	03-Sep-1998

The North London Channel Limited Registration No. [2527764]	England / Director	31-Jan-2000

The Yorkshire Cable Group Limited Registration No. [2782818]	England / Director	03-Sep-1998

TVS Television Limited Registration No. [591652]	England / Director	14-Jul-2000

UK Channel Management Limited Registration No. [3322468]	England	04-Sep-2002

UK Gold Holdings Limited Registration No. [3298738]	England	04-Sep-2002

UK Living Limited Registration No. [2802598]	England / Director	14-Jul-2000

UK Programme Distribution Limited Registration No. [3323782]	England	04-Sep-2002

UKTV New Ventures Limited Registration No. [4266373]	England	04-Sep-2002

United Artists Investments Limited Registration No. [2761569]	England / Director	14-Jul-2000

Wakefield Cable Communications Limited Registration No. [2400909]	England / Director	03-Sep-1998

West Midlands Credit Limited Registration No. [2989858]	England / Director	16-Feb-1999

Windsor Television Limited Registration No. [1745542]	England / Director	03-Sep-1998

Yorkshire Cable Communications Limited Registration No. [2490136]	England / Director	03-Sep-1998

Yorkshire Cable Finance Limited Registration No. [2993376]	England / Director	03-Sep-1998

Yorkshire Cable Limited Registration No. [2792601]	England / Director	03-Sep-1998

Yorkshire Cable Properties Limited Registration No. [2951884]	England / Director	03-Sep-1998

Yorkshire Cable Telecom Limited Registration No. [2743897]	England / Director	03-Sep-1998

Affiliates

Company Name And Registration Number	Country of Inc. / Title	Appointed	Ceased

Central Cable Sales Limited Registration No. [2985669]	England	16-Feb-1999

Front Row Television Limited Registration No. [3261331]	England / Director	18-Aug-2000

Dormant

Company Name And Registration Number	Country of Inc. / Title	Appointed

Cable Communications (Telecom) Limited Registration No. [2423585]	England / Director	03-Mar-1997

Cable Communications Limited Registration No. [1860121]	England / Director	03-Mar-1997

Cable Interactive Limited Registration No. [3006851]	England / Director	03-Mar-1997

Cable on Demand Limited Registration No. [3039816]	England / Director	03-Mar-1997

Crystalvision Productions Limited Registration No. [1947225]	England / director	03-Mar-1997

Fastrak Limited Registration No. [1804294]	England / Director	03-Sep-1998

Telewest Communications (Nominees) Limited Registration No. [2318746]	England / Director	03-Mar-1997

Head office

Company Name And Registration Number	Country of Inc. / Title	Appointed

Cable Adnet Limited Registration No. [3283202]	England / Director	03-Mar-1997

Cable Internet Limited Registration No. [3085918]	England / Director	03-Mar-1997

Telewest Communications (Internet) Limited Registration No. [3141035]	England / Director	03-Mar-1997

Telewest Communications (Publications) Limited Registration No. [3860829]	England / Director	18-Oct-1999

Telewest Communications Cable Limited Registration No. [2883742]	England / Director	03-Mar-1997

Telewest Communications Group Limited Registration No. [2514287]	England / Director	03-Mar-1997

Telewest Communications Holdco Limited Registration No. [3761983]	England	26-Apr-1999

Telewest Communications Holdings Limited Registration No. [2982404]	England / Director	03-Mar-1997

Telewest Communications Networks Limited Registration No. [3071086]	England / Director	03-Mar-1997

Telewest Communications plc Registration No. [2983307]	England / Group Finance Director	12-Feb-1997

Telewest Communications Services Limited Registration No. [2415291]	England / Director	20-Nov-1997

Telewest Parliamentary Holdings Limited Registration No. [2514316]	England / Director	03-Mar-1997

Telewest Share Trust Limited Registration No. [2472760]	England / Director	03-Mar-1997

The Cable Corporation Limited Registration No. [2075227]	England / Director	23-May-1997

The Cable Equipment Store Limited Registration No. [2693805]	England / Director	03-Mar-1997

Theseus No.1 Limited Registration No. [2994027]	England / Director	03-Mar-1997

Theseus No.2 Limited Registration No. [2994061]	England / Director	03-Mar-1997

London South

Company Name And Registration Number	Country of Inc. / Title	Appointed
Crystal Palace Radio Limited Registration No. [1459745]	England / Director	03-Mar-1997

Telewest Communications (London South) Limited Registration No. [1697437]	England / Director	03-Mar-1997

Midlands

Company Name And Registration Number	Country of Inc. / Title	Appointed
Telewest Carrier Services Limited Registration No. [2475098]	England / Director	03-Mar-1997

Telewest Communications (Midlands) Limited Registration No. [1882074]	England / Director	03-Mar-1997

Telewest Communications (Southport) Limited Registration No. [3085912]	England / Director	03-Mar-1997

Telewest Communications (Telford) Limited Registration No. [2389377]	England / Director	03-Mar-1997

North East

Company Name And Registration Number	Country of Inc. / Title	Appointed
Telewest Communications (North East) Limited Registration No. [2378214]	England / Director	03-Mar-1997

Telewest Communications (Tyneside) Limited Registration No. [2407676]	England / Director	03-Mar-1997

North West

Company Name And Registration Number	Country of Inc. / Title	Appointed
Southwestern Bell International Holdings Limited Registration No. [2378768]	England / Director	03-Mar-1997

Telewest Communications (Central Lancashire) Limited Registration No. [1737862]	England / Director	03-Mar-1997

Telewest Communications (Fylde & Wyre) Limited Registration No. [2935056]	England / Director	03-Mar-1997

Telewest Communications (Liverpool) Limited Registration No. [1615567]	England / Director	03-Mar-1997

Telewest Communications (Midlands and North West) Limited Registration No. [2795350]	England / Director	03-Mar-1 997

Telewest Communications (North West) Limited Registration No. [2321124]	England / Director	03-Mar-1997

Telewest Communications (St Helens & Knowsley) Limited	England / Director	03-Mar-1997

Telewest Communications (Wigan) Limited Registration No. [2451112]	England / Director	03-Mar-1997

Scotland

Company Name And Registration Number	Country of Inc. / Title	Appointed
Capital City Cablevision Limited Registration No. [SC80665]	Scotland / Director	03-Mar-1997

Dundee Cable and Satellite Limited Registration No. [SC093114]	Scotland / Director	03-Mar-1997

Edinburgh Cablevision Limited Registration No. [SC78895]	Scotland / Director	03-Mar-1997

Hieronymous Limited Registration No. [SC80135]	Scotland / Director	03-Mar-1997

Perth Cable Television Limited Registration No. [SC032627]	Scotland / Director	03-Mar-1997

Telewest Communications (Cumbernauld) Limited Registration No. [SC121614]	Scotland / Director	03-Mar-1997

Telewest Communications (Dumbarton) Limited Registration No. [SC121700]	Scotland / Director	03-Mar-1997

Telewest Communications (Dundee & Perth) Limited Registration No. [SC96816]	Scotland / Director	03-Mar-1997

Telewest Communications (East Lothian and Fife) Limited	Scotland / Director	03-Mar-1997

Telewest Communications (Falkirk) Limited Registration No. [SC122481]	Scotland / Director	03-Mar-1997

Telewest Communications (Glenrothes) Limited Registration No. [SC119523]	Scotland / Director	03-Mar-1997

Telewest Communications (Motherwell) Limited Registration No. [SC121617]	Scotland / Director	03-Mar-1997

Telewest Communications (Scotland Holdings) Limited Registration No. [SC150058]	Scotland / Director	03-Mar-1997

Telewest Communications (Scotland) Limited Registration No. [SC80891]	Scotland / Director	03-Mar-1997

South East

Company Name And Registration Number	Country of Inc. / Title	Appointed
Telewest Communications (South East) Limited Registration No. [2270764]	England / Director	03-Mar-1997

Telewest Communications (South Thames Estuary) Limited	England / Director	03-Mar-1997

South West

Company Name And Registration Number	Country of Inc. / Title	Appointed
Avon Cable Investments Limited Registration No. [2487110]	England / Director	03-Mar-1997

Telewest Communications (Cotswolds) Limited Registration No. [1743081]	England / Director	03-Mar-1997

Telewest Communications (South West) Limited Registration No. [2271287]	England / Director	03-Mar-1997

Telewest Communications (Taunton & Bridgwater) Limited	England / Director	03-Mar-1997

Non-UK

Company Name And Registration Number	Country of Inc. / Title	Appointed

Telewest Global Inc	Delaware / Director	26-Nov-2003

Schedule C

18 February 2004

Telewest Communications plc Announces Appointment of

Acting Chief Executive Officer and Other Management Changes

Telewest Communications plc announces the appointment of Barry R. Elson as acting chief executive officer. Mr. Elson has also been appointed as acting chief executive officer and a member of the board of directors of Telewest Global, Inc. Telewest Global will become the new holding company for the businesses that currently constitute Telewest Communications following the company’s planned financial restructuring.

Mr. Elson replaces Charles M. Burdick, who will be leaving the company and has resigned from the board of directors.

Telewest Communications has been informed by creditors’ representatives that Cob Stenham, chairman of Telewest Communications, will be appointed chairman of the board of directors of Telewest Global.

Cob Stenham, chairman of Telewest, said:

“On behalf of the board, we would like to thank Charles Burdick for his years of service and for leading the company to the threshold of the implementation of a financial restructuring. We are grateful for all he has done since he became managing director in 2002.”

Charles Burdick said:

“I want to thank everyone, especially the Telewest management team, for helping me lead the company through this difficult period of financial and operational restructuring. Although I have enjoyed my time at the company, it is time for me to pursue other opportunities and pass the leadership to Barry Elson whom I have no doubt will do a great job.”

Barry R. Elson commented:

“Charles has created a good platform to build on and I look forward to working with the board of directors of Telewest Communications and the board of directors of Telewest Global, with the benefit of Cob as chairman, and the Telewest management team, to deliver further operating improvements for the company going forward.”

ENQUIRIES:

CITIGATE DEWE ROGERSON	020 7638 9571
Anthony Carlisle	07973 611888

TELEWEST
Cob Stenham, chairman of the board	020 7299 5562
Jane Hardman, director of corporate communications	020 7299 5888

Barry R. Elson

Mr. Elson has been a senior executive in the broadband-telephony-video industry for 18 years, almost 14 of those with Cox Communications, one of the leading U.S. broadband and cable companies, where he rose through a series of senior line operating positions to become Executive Vice President of Operations with a nationwide P&L responsibility. From 1997-2000, he was also President of Conectiv Enterprises and Corporate Executive Vice President of Conectiv, a diversifying $4.2 billion energy company in the Middle Atlantic States. Most recently, he was Chief Operating Officer of Urban Media, a Silicon Valley, venture capital backed building centric CLEC start up with nationwide operations, and President of Pilot Associates, a management consulting firm specializing in the broadband-telephony-video industry for Wall Street clients. Mr. Elson has been Chairman of CTAM, the U.S. cable industry’s marketing association, and on the board of CSPAN, the industry’s political affairs channel.